January 16, 2013

Supplement

SUPPLEMENT DATED JANUARY 16, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 30, 2012

Jaidip Singh no longer manages the Fund. As a result, all references to Mr. Singh are hereby deleted from the Prospectus. Effective immediately, James Caron has been added to the team primarily responsible for the day-to-day management of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

The section of the Prospectus entitled "Fund Summary—Adviser—Portfolio Managers" is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Divya Chhibba	Vice President	March 2011
James Caron	Managing Director	January 2013
Neil Stone	Managing Director	January 2012

***

The second and third paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Divya Chhibba, James Caron and Neil Stone.

Ms. Chhibba has been associated with the Adviser in an investment management capacity since 2005. Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Stone has been associated with the Adviser in an investment management capacity since 1995.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT2 1/13

January 16, 2013

Supplement

SUPPLEMENT DATED JANUARY 16, 2013 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 30, 2012

Jaidip Singh no longer manages the Fund. As a result, all references to Mr. Singh are hereby deleted from the Statement of Additional Information ("SAI"). Effective immediately, James Caron has been added to the team primarily responsible for the day-to-day management of the Fund. Accordingly, effective immediately, the SAI is revised as follows:

The section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at December 31, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Divya Chhibba	2	$1.2 billion	—	—	1	$294.2 million
James Caron*	0	$0	0	0	0	$0
Neil Stone	7	$785.8 million	—	—	61	$12.5 billion(1)

*  As of November 30, 2012.

(1)  Of these other accounts, one account with a total of approximately $734.2 million in assets, had performance-based fees.

***

The section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of December 31, 2011, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Divya Chhibba	None
James Caron	None*
Neil Stone	None

*  As of November 30, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.